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                                                                   Exhibit 10.16

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                     INTELLECTUAL PROPERTY LICENSE AGREEMENT

          THIS INTELLECTUAL PROPERTY LICENSE AGREEMENT (as the same may be amended from time to time, the "Agreement"), dated as of February 10, 2003 (the "Effective Date"), is between Hughes Electronics Corporation, a Delaware corporation with its principal place of business at 200 North Sepulveda Boulevard, El Segundo, CA 90245 ("HUGHES") and DIRECTV Enterprises, LLC, a Delaware limited liability company with its principal place of business at 2230 East Imperial Highway, El Segundo, CA 90245, on behalf of itself and its Subsidiaries (collectively, "LICENSEE"). HUGHES and LICENSEE are referred to herein individually as "Party" and collectively as the "Parties".

                                   WITNESSETH

          WHEREAS, HUGHES, pursuant to its corporate policy, owns title to and is licensed under certain Intellectual Property conceived, developed or originated by or for itself or its Subsidiaries;

          WHEREAS, LICENSEE is currently a wholly owned Subsidiary of HUGHES;

          WHEREAS, HUGHES has as a matter of corporate policy, permitted each of its Subsidiaries, including LICENSEE, to practice under Intellectual Property owned by HUGHES as necessary for such Subsidiaries to conduct their respective businesses, without the payment of royalties;

          WHEREAS, the Parties hereto desire to enter into this Agreement in order to confirm the aforementioned arrangement;

          NOW, THEREFORE, in consideration of the promises set forth herein and for other valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

                1.1 "Intellectual Property" shall mean any and all domestic and foreign patents and patent applications, together with all continuations, continuations-in-part or divisional applications thereof, and all patents issuing thereon (including reissues, renewals and re-examinations of the foregoing); invention disclosures; mask works; net lists; copyrights, and copyright applications and registrations; trademarks, service marks, service names, trade names, and trade dress, in each case together with all applications and registrations therefor and all appurtenant goodwill relating thereto; trade secrets, commercial and technical information, know-how, proprietary or confidential information, including engineering, production and other

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                designs, notebooks, processes, drawings, specifications,
                formulae, and technology; computer and electronic data processing programs and software (object and source code), data bases and documentation thereof; customer lists, inventions (whether patented or not); domain names; and all other intellectual property under the laws of any country throughout the world.

                1.2 "HUGHES Intellectual Property" shall mean the Intellectual Property owned or controlled by HUGHES, or licensed to HUGHES with the right to grant sublicenses, whether such Intellectual Property is currently held or is acquired after the Effective Date. HUGHES Intellectual Property shall only include Intellectual Property that is in existence while LICENSEE is a Subsidiary of HUGHES. For the avoidance of doubt, HUGHES Intellectual Property shall include all registered Intellectual Property, including without limitation patents, which issues after LICENSEE ceases to be a Subsidiary of HUGHES, however, only to the extent (i) the Intellectual Property represented by such registrations was created, invented, discovered, conceived or reduced to practice while LICENSEE was a Subsidiary of HUGHES and (ii) LICENSEE does not take title to such Intellectual Property.

                1.3 "Licensed Field" shall mean (i) the provision of products and services for direct to home satellite television applications in the United States and (ii) any other business (in any country or jurisdiction) in which LICENSEE is engaged immediately prior to such time as it ceases to be a Subsidiary of HUGHES, excluding, with respect to subsection (ii), any business in which another Subsidiary of HUGHES was engaged before LICENSEE.

                1.4 "HUGHES DTV Intellectual Property" shall mean (i) all of the HUGHES Intellectual Property that originated from or was created, invented or developed by or in the business of LICENSEE or DIRECTV Holdings LLC and (ii) any other HUGHES Intellectual Property that is material to any part of the business of LICENSEE or DIRECTV Holdings LLC and that is related to the Licensed Field.

                1.5 "Subsidiary" of any Party shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Party directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity in which such Party directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time.

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                                    ARTICLE 2
                                     LICENSE

                2.1 License Grant by HUGHES. Subject to Section 2.4and all pre-existing licenses and pre-existing limitations and restrictions and to the extent of its lawful right to do so, HUGHES hereby grants to LICENSEE a worldwide, non-exclusive, non-transferable (subject to Section 6.3 below), royalty-free license, irrevocable except in the event this Agreement is terminated under Section 5.2, under the HUGHES Intellectual Property to exploit and use the HUGHES Intellectual Property in the Licensed Field to make, have made, use, sell or offer to sell, display, perform, make derivative works from, lease or offer to lease and/or import products and perform or have performed services. Unless otherwise agreed to in writing by HUGHES, the foregoing license shall exclude any license under any HUGHES Intellectual Property which is not HUGHES DTV Intellectual Property and which consists of (i) foreign (non-U.S.) trademarks or foreign (non-U.S.) service marks; (ii) non-patent HUGHES Intellectual Property developed by or for a Subsidiary of HUGHES and used exclusively by a Subsidiary of HUGHES other than LICENSEE; or (iii) trademarks, service marks, domain names, service names or trade names that contain the term "HUGHES" or the "HUGHES" logo or any terms or logos confusingly similar thereto.

                2.2 Sublicenses. Subject to Section 2.4, the license granted in Section 2.1 shall include the right to grant sublicenses in accordance with LICENSEE's corporate policies in effect at the time of such sublicense. LICENSEE shall provide HUGHES with at least thirty (30) days prior written notice of each sublicense; provided that if LICENSEE at any time ceases to be a Subsidiary of HUGHES, then no prior written notice shall be required to the extent such sublicense involves only HUGHES DTV Intellectual Property.

                2.3 Restrictions on HUGHES Licensing of Certain HUGHES Intellectual Property. Unless otherwise agreed to in writing by LICENSEE, HUGHES shall grant no licenses in the Licensed Field to a competitor of LICENSEE (or to create or enable a competing business) under any HUGHES DTV Intellectual Property except to Subsidiaries of HUGHES. If LICENSEE ceases to be a Subsidiary of HUGHES, HUGHES and its Subsidiaries shall not use the HUGHES DTV Intellectual Property to compete with LICENSEE in the Licensed Field, provided that HUGHES and its Subsidiaries may continue to exploit and use only the patents included within HUGHES DTV Intellectual Property and the non-patent HUGHES Intellectual Property included within HUGHES DTV Intellectual Property that was originated, conceived or developed by or for HUGHES or any Subsidiary of HUGHES other than LICENSEE (provided that such non-patent HUGHES Intellectual Property was not created by or for LICENSEE

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                or DIRECTV Holdings LLC and the development of such non-patent
                HUGHES Intellectual Property was not funded by LICENSEE or DIRECTV Holdings LLC) to make, have made, use, sell or offer to sell, display, perform, make derivative works from, lease or offer to lease and/or import set-top receiver products.

                2.4 Restrictions on License and Sublicense Rights. Notwithstanding the foregoing, the license and sublicense rights in Section 2.1 and 2.2 shall exclude any right to practice under any HUGHES Intellectual Property so as to compete with the business of HUGHES or its Subsidiaries outside of the Licensed Field. This restriction shall not apply to any HUGHES DTV Intellectual Property.

                2.5 Reservation of Rights. All rights not expressly granted by HUGHES hereunder are reserved to HUGHES. Without limiting the generality of the foregoing, the Parties expressly acknowledge that nothing contained herein shall be construed or interpreted as a grant, by implication or otherwise, of any licenses other than the licenses specified in Section 2.1 and 2.2 hereof.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

                3.1 Representations. LICENSEE may, if necessary for the business of LICENSEE, represent that it is licensed hereunder.

                3.2 HUGHES Warranties. HUGHES represents and warrants that it is authorized to enter into this Agreement and grant the licenses set forth herein.

                                    ARTICLE 4
                   PROTECTION OF HUGHES INTELLECTUAL PROPERTY;
                       COMPLIANCE WITH CORPORATE PRACTICES

                4.1 Intellectual Property Protection. As long as LICENSEE is a Subsidiary of HUGHES, LICENSEE acknowledges and agrees that it shall comply with all applicable requirements of law and those HUGHES written standard corporate practices and policies, generally applicable to HUGHES and all of its Subsidiaries, relating to Intellectual Property. If LICENSEE is no longer a Subsidiary of HUGHES, LICENSEE shall comply with such written practices and policies which are customary and necessary to maintain and/or obtain the benefit of protection under law for the HUGHES Intellectual Property, including, but not limited to, all requirements relating to markings and quality control.

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                                    ARTICLE 5
                                   TERMINATION

                5.1 This Agreement may not be terminated at any time or for any reason by HUGHES or LICENSEE if such termination is prohibited by the terms of any indebtedness to which LICENSEE or DIRECTV Holdings LLC is a party and which is underwritten or arranged, in whole or in part, by Deutsche Bank Trust Company Americas or Bank of America, N.A. or any of their respective affiliates.

                5.2 If the restrictions of Section 5.1 are no longer in effect and LICENSEE and DIRECTV Holdings LLC are no longer a party to the terms of any such indebtedness and provided that in no event shall any termination of this Agreement take place until at least ninety (90) days after the repayment of all of the indebtedness referenced in Section 5.1, then this Agreement may be terminated:

                        5.2.1 by either Party, subject to Section 5.2.2, solely in the event of a material breach of this Agreement by the other Party in the event such material breach is not cured by the breaching Party within ninety
                        (90) days of the receipt of written notice of the alleged breach from the non-breaching Party; or

                        5.2.2 by HUGHES if a successor in interest to all or substantially all of the assets or stock of LICENSEE files bankruptcy or becomes insolvent.

                5.3 The Parties hereby acknowledge and agree that in the event that this Agreement is held by a court of competent jurisdiction to be an executory contract, the provisions of 11 U.S.C. Section 365(n) shall apply to this Agreement.

                                    ARTICLE 6
                                  MISCELLANEOUS

                6.1 Notices. All notices or other communications hereunder shall be in writing, signed by the Party providing such notice, and shall be considered properly given or made and shall be deemed to have been duly given on the date of delivery, when delivered personally or transmitted and received by telecopier/facsimile transmitter, receipt acknowledged or confirmed during normal business hours, or in the case of registered or certified mail, return receipt requested, postage prepaid, on the date shown on such receipt.

                        Any notices to HUGHES shall be sent as follows (or to
                such other address as HUGHES may specify in writing to LICENSEE):

                        Hughes Electronics Corporation

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                        P. O. Box 956
                        El Segundo, CA 90245-0956
                        Attention:    Patents and Licensing
                                      Vice President and Assistant General
                                      Counsel
                        Facsimile No: (310)416-1216

                        Any notices to LICENSEE shall be sent as follows (or to
                such other address as LICENSEE may specify in writing to HUGHES):

                        DIRECTV, INC.
                        2230 East Imperial Highway
                        El Segundo, CA 90245
                        Attention:    General Counsel
                             cc:      Intellectual Property Counsel
                        Facsimile No: (310)726-4991

                6.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware regardless of the laws that might otherwise govern under principles of conflicts of laws applicable hereto.

                6.3 Assignment. LICENSEE may not assign this Agreement, in whole or in part, except with the prior written approval of HUGHES. HUGHES may assign this Agreement with thirty (30) days prior written notice to LICENSEE provided that (i) the assignee assumes all obligations and responsibilities of HUGHES under this Agreement, and (ii) the assignee has the right and ability to maintain and provide to LICENSEE all of the rights under the HUGHES Intellectual Property. Notwithstanding the foregoing or any other provision of this Agreement, with thirty (30) days prior written notice to HUGHES, (a) this Agreement may be assigned by LICENSEE without prior written approval of HUGHES to a successor in interest to all or substantially all of the assets or business of LICENSEE, and (b) LICENSEE, without any prior written approval, may assign its rights and interests hereunder for the purpose of securing any financing transactions entered into by LICENSEE or DIRECTV Holdings LLC, including without limitation, in connection with the exercise by the secured party (or its successors or assigns) of its rights and remedies under the documents governing such financing transactions.

                6.4 Entire Agreement; Amendments. This Agreement constitutes the entire agreement of the Parties, confirms and restates the existing agreements of the Parties, and supersedes all conflicting pre-existing agreements, with respect to the matters expressly provided for in this Agreement. This Agreement may be amended or modified only by mutual agreement of the Parties in writing signed by authorized representatives of both Parties.

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                6.5     Counterparts. This Agreement may be executed in
                counterparts, each of which shall be deemed an original.

                6.6 Descriptive Headings and Interpretation. The section and clause headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. If any term, covenant, or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to any person or circumstance other than those to which it is held invalid or unenforceable shall not be affected thereby, and each other term, covenant or provision of this Agreement shall be valid and shall be enforced to the fullest extent provided by law.

                6.7 Disputes. Any dispute, claim or controversy between the Parties arising under this Agreement shall be resolved by management of HUGHES and LICENSEE. In the event LICENSEE is not a Subsidiary of HUGHES and such a dispute cannot be resolved by the Parties within ten (10) business days after receipt of written notice of said dispute from a Party, either Party may submit the dispute to the courts (both State and Federal) located in the State of California, County of Los Angeles. The Parties hereby waive any objection they may have in any such action based on lack of personal jurisdiction, improper venue or inconvenient forum. The Parties further agree that service of any process, summons, notice or document by U.S. registered mail to its respective address as set forth above shall be effective legal service for any litigation brought in such courts.

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          IN WITNESS WHEREOF, HUGHES and LICENSEE have each caused this
Agreement to be duly signed and delivered to the other Party.

HUGHES ELECTRONICS CORPORATION

By:
      -----------------------------
Name
      -----------------------------
Title
      -----------------------------
Date:                    2003
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DIRECTV ENTERPRISES, LLC

By:    /s/ John Crook
      -----------------------------
Name:  JOHN CROOK
      -----------------------------
Title: VP-Asst Genl. Counsel
      -----------------------------
Date:  Feb. 10           2003
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          IN WITNESS WHEREOF, HUGHES and LICENSEE have each caused this
Agreement to be duly signed and delivered to the other Party.

HUGHES ELECTRONICS CORPORATION

By:    /s/ Michael W Sales
     -----------------------------
Name   Michael W Sales
     -----------------------------
Title  VP and Asst Gen
     -----------------------------
Date:  February 10       2003
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DIRECTV ENTERPRISES, LLC

By:
      ----------------------------
Name:
      ----------------------------
Title:
      ----------------------------
Date:                    2003
      ------------------

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